Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2023
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share
The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2021, 2022 and 2023:

	For the Year Ended December 31,
	2021	2022	2023
	RMB in thousands, except for share and per share data
Numerator:
Net loss	(6,808,739)	(7,507,653)	(4,811,713)
Net loss/(income) attributable to noncontrolling interests	19,511	10,640	(10,608)

Net loss attributable to Bilibili Inc.’s shareholders for basic/dilutive net loss per share calculation	(6,789,228)	(7,497,013)	(4,822,321)

Denominator:
Weighted average number of ordinary shares outstanding, basic	379,898,121	394,863,584	413,210,271
Weighted average number of ordinary shares outstanding, diluted	379,898,121	394,863,584	413,210,271
Net loss per share, basic	(17.87)	(18.99)	(11.67)
Net loss per share, diluted	(17.87)	(18.99)	(11.67)